TRANSAMERICA ADVISORS LIFE

INSURANCE COMPANY

Merrill Lynch Life Variable Annuity

Separate Account A

Supplement Dated December 12, 2011

to the

Prospectuses For

RETIREMENT POWER (Dated May 1,

2006)

RETIREMENT OPTIMIZER (Dated May 1,

2004)

TRANSAMERICA ADVISORS LIFE

INSURANCE COMPANY

OF NEW YORK

ML of New York Variable Annuity

Separate Account A

Supplement Dated December 12, 2011

to the

Prospectuses For

RETIREMENT POWER (Dated May 1,

2004)

RETIREMENT OPTIMIZER (Dated May 1,

2004)

This supplement updates the Prospectus for Merrill Lynch Retirement Power® and the Merrill Lynch Retirement Optimizer® Annuities issued by Transamerica Advisors Life Insurance Company and Transamerica Advisors Life Insurance Company of New York.

Effective on or about December 12, 2011, the AllianceBernstein Large Cap Growth Portfolio subaccount will be closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to the Subaccounts after December 12, 2011.

If you have any amount in the Subaccounts on December 12, 2011, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the Subaccounts into other subaccounts;
•	withdraw amounts from the Subaccounts; and
•	maintain your current investment in the Subaccounts.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or rebalancing program) directing us to invest in the Subaccounts, you need to provide us with new instructions for amounts that would have otherwise gone into the Subaccounts.